UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2021

THE GORMAN-RUPP COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or other jurisdiction

of Incorporation)

1-6747	34-0253990
(Commission File Number)	(I.R.S. Employee Identification No.)

600 South Airport Road, Mansfield, Ohio	44903
(Address of Principal Executive Offices)	(Zip Code)

(419) 755-1011

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, without par value	GRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of the shareholders of the Company was held on April 22, 2021 virtually via webcast (“Annual Meeting”). As of the record date, there were a total of 26,109,185 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 23,261,617 shares of Common Stock were represented in person or by proxy; therefore, a quorum was present. Set forth below are the matters acted upon by the Company’s shareholders at the Annual Meeting and the final voting results on each such matter.

1.

Fix the number of Directors of the Company at nine and to elect nine Directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. The voting results were as follows:

Name	For	Withheld	Broker Non-Votes
Donald H. Bullock, Jr.	20,980,179	242,185	2,039,252
Jeffrey S. Gorman	20,993,368	228,996	2,039,252
M. Ann Harlan	21,067,019	155,346	2,039,252
Scott A. King	20,813,983	408,382	2,039,252
Christopher H. Lake	21,002,949	219,416	2,039,252
Sonja K. McClelland	20,989,464	232,901	2,039,252
Vincent K. Petrella	21,116,035	106,330	2,039,252
Kenneth R. Reynolds	20,980,255	242,110	2,039,252
Rick R. Taylor	20,598,567	623,798	2,039,252

2.	Approve, on an advisory basis, the compensation of the Company’s named Executive Officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
20,971,950	167,164	83,269	2,039,252

3.	Ratify the appointment of Ernst & Young LLP as independent registered public accountants for the Company during the year ending December 31, 2021. The voting results were as follows:

For	Against	Abstain
23,127,861	110,898	22,859

Item 7.01 Regulation FD Disclosures

On April 23, 2021, the Company issued a press release announcing the election of a new director. The press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit

(99)	News Release dated April 23, 2021

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GORMAN-RUPP COMPANY

By	/s/ Brigette A. Burnell
Brigette A. Burnell
Senior Vice President, General Counsel and Corporate Secretary

April 23, 2021